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                                                                    EXHIBIT 23.2

                        INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of AmerisourceBergen Corporation on Form S-8 of our reports dated November 1, 2000 (December 20, 2000 as to Note 17), appearing in the Annual Report on Form 10-K of Bergen Brunswig Corporation for the year ended September 30, 2000.


                              /s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Costa Mesa, California
September 7, 2001